UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: April 28, 2020

SMARTFINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-37661	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600
Knoxville, Tennessee	37919
(Address of Principal Executive Offices)	(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $1.00 per share	SMBK	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Explanatory Note

On April 28, 2020, SmartFinancial, Inc. ("SmartFinancial") filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Report”), which included a presentation discussing the Company’s financial results for the quarter ended March 31, 2020, that was furnished as Exhibit 99.2 to the Original Report (the “Investor Presentation”). The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) solely to amend Item 9.01 of the Original Report to replace the Investor Presentation, which contained a certain inadvertent numerical error in a table on page 18.

The table titled “PPP Loan Stratification Table as of 4/24/20” on page 18 of the Investor Presentation furnished in the Original Report presented an incorrect amount in the column titled “Average ($ in thousands)” and the row titled “Total”. As amended, the table has been corrected to show that the average principal amount for all Paycheck Protection Program Loans funded by SmartFinancial’s subsidiary bank, SmartBank, was $142,000 as of April 24, 2020. The remainder of Investor Presentation has not been amended.

Except for the changes reflected in this Amendment No. 1, including the updated Investor Presentation furnished as Exhibit 99.2 to this Amendment No. 1 being incorporated by reference into Item 7.01 of the Original Form, this Amendment No. 1 does not amend or update any other information contained in the Original Report. This Amendment No. 1 should be read in conjunction with the Original Report.

In accordance with General Instruction B.2 of Form 8-K, the information this report (including the updated Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release announcing first quarter 2020 financial results dated April 28, 2020*
99.2	First quarter 2020 investor presentation

*Furnished as an exhibit to the Original Report, filed with the SEC on April 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: April 28, 2020
/s/ William Y. Carroll, Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing first quarter 2020 financial results dated April 28, 2020*
99.2	First quarter 2020 investor presentation

*Furnished as an exhibit to the Original Report, filed with the SEC on April 28, 2020